                          SECOND AMENDED AND RESTATED
                                PARENT GUARANTY

                           Caraustar Industries, Inc.

                              As of August 1, 1999


              WHEREAS, Standard Gypsum L.L.C., a Texas limited liability company (the "Borrower"), the financial institutions whose names appear as lenders on the signature pages to the Loan Agreement (as defined below) (together with any other financial institution which subsequently becomes a "Lender" under the Loan Agreement, as such term is hereinafter defined, the "Lenders"), and Toronto Dominion (Texas), Inc. as administrative agent for the Lenders (the "Administrative Agent"), previously executed and delivered a Loan Agreement dated as of April 30, 1998, pursuant to which the Lenders agreed to make loans and extend credit in connection with letters of credit in an aggregate principal amount not to exceed $61,000,000 in commitments to the Borrower; and

              WHEREAS, the Borrower, the Administrative Agent, and the Lenders amended and restated the Loan Agreement referred to above on May 1, 1999 to provide for the Lenders to make loans and extend credit to the Borrower in an aggregate principal amount not to exceed $15,000,000 in Commitments to the Borrower, as evidenced by certain promissory notes issued by the Borrower to each of the Lenders; and

              WHEREAS, in connection therewith, an affiliate of the Administrative Agent issued for the account of the Borrower a letter of credit in the aggregate original face amount of $46,643,014 (the "First Letter of Credit"), pursuant to a Reimbursement Agreement (the "First Reimbursement Agreement") dated as of May 1, 1999 between the Borrower and the issuer of the Letter of Credit (the "Issuing Bank"); and

              WHEREAS, the Borrower, the Administrative Agent, and the Lenders have agreed to amend and restate the Loan Agreement referred to above (as amended and restated, the "Loan Agreement") to provide for the Lenders to make loans and extend credit to the Borrower in an aggregate principal amount not to exceed $5,000,000 in Commitments (the "Loans") to the Borrower, as evidenced by certain promissory notes issued by the Borrower to each of the Lenders (as executed on the date hereof and as such notes may be amended, modified, extended, reissued, or renewed from time to time, the "Notes"); and

              WHEREAS, in connection therewith, the Borrower has asked an affiliate of the Administrative Agent to issue for the account of the Borrower another Letter of Credit in the aggregate original face amount of $10,095,891 (the "Second Letter of Credit" and, collectively with the First Letter of Credit, the "Letter of Credit"), pursuant to a Reimbursement Agreement (the "Second Reimbursement Agreement" and, collectively with the First Reimbursement Agreement, the "Reimbursement Agreement") of even date between the Borrower and issuer of the Letter of Credit (the "Issuing Bank"); and

              WHEREAS, Toronto Dominion (Texas), Inc. has agreed to act as Administrative Agent for itself and for the ratable benefit of the Lenders and the Issuing Bank (as defined in the Loan Agreement) in connection with the transactions contemplated by the Loan Agreement and the Reimbursement Agreement; and

              WHEREAS, the Borrower is a fifty percent (50%) Subsidiary of the undersigned; and

              WHEREAS, the undersigned (the "Guarantor"), has determined that its execution, delivery and performance of this Guaranty directly benefit, and are within the corporate purposes and in the best interests of, the Guarantor; and

              WHEREAS, as a condition to the Lenders' extending the Loans, and as a condition to the issuance of the Letter of Credit pursuant to the Reimbursement Agreement, the Guarantor has agreed to execute this Guaranty (the "Guaranty") guaranteeing the payment and performance by the Borrower of fifty percent (50%) of the obligations and covenants of the Borrower under the Notes, the Loan Agreement, the Reimbursement Agreement, and the other Loan Documents (the Loan Agreement, the Notes, the Reimbursement Agreement, and the other Loan Documents as executed on the date hereof and as amended, modified or extended from time to time being hereinafter referred to as the "Guaranteed Agreements"); and

              WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Loan Agreement;

              NOW, THEREFORE, for and in consideration of the above premises, Ten Dollars ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby guarantees to the Administrative Agent, the Issuing Bank and the Lenders: (a) full and prompt payment and performance of 50% of all obligations of the Borrower to the Administrative Agent, the Lenders and the Issuing Bank, or any of them, under the Loan Agreement, the Notes, the Reimbursement Agreement, and the other Loan Documents (including, without limitation, any Interest Hedge Agreements between the Borrower, on the one hand, and the Administrative Agent and the Lenders, or any of them, on the other hand, any interest, fees and other charges in respect of the Notes or the other Loan Documents that would accrue but for the filing of a bankruptcy action with respect to the Borrower, whether or not such claim is allowed in such bankruptcy action), as amended from time to time, or as a result of making the Loans or issuing the Letter of Credit; (b) payment of 50% of any and all damage which the Administrative Agent, the Lenders, the Issuing Bank, or any of them, may suffer by reason of a breach of any obligation, covenant or undertaking with respect to this Agreement, the Loan Agreement, the Notes, the Reimbursement Agreement, or any other Loan Document by the Borrower or any other obligor thereunder; and (c) payment and performance of 50% of all of the obligations of any obligor to the Administrative Agent, the Lenders, the Issuing Bank, or any of them, under this Agreement, the Loan Agreement, the Reimbursement Agreement, and the other Loan Documents, or as a result of making the Loans or issuing the Letter of Credit; and any extensions, renewals or amendments of any of the foregoing, including any interest thereon, plus reasonable attorneys' fees and expenses if the obligations represented by this Guaranty are collected by law, through an attorney-at-law, or under advice therefrom (all of the foregoing obligations
(a), (b), and (c) being hereinafter collectively referred to as the "Obligations"); subject only to the limitation contained in the last sentence of this paragraph. Each Obligation shall rank pari passu with each other Obligation. Notwithstanding anything contained herein to the contrary, the Guarantor's obligations hereunder shall be satisfied by the indefeasible payment in full, in cash, of fifty percent (50%) of the entire amount of the Obligations.

              The Guarantor and the Administrative Agent hereby further agree that:

              1. Regardless of whether any proposed guarantor or any other Person or Persons is or are or shall become in any other way responsible to the Administrative Agent, the Lenders and the Issuing Bank, or any of them, for or in respect of the Obligations or any part thereof, and regardless of whether or not any Person or Persons now or hereafter responsible to the Administrative Agent, the

Lenders and the Issuing Bank, or any of them, for the Obligations or any part thereof, whether under this Guaranty or otherwise, shall cease to be so liable, the Guarantor hereby declares and agrees that this Guaranty shall be a several obligation, and shall be operative and binding, and that the Guarantor shall have no right of subrogation with respect to this Guaranty.

              2. Upon this Guaranty's being executed and coming into the hands of the Administrative Agent, this Guaranty shall be deemed to be finally executed and delivered by the Guarantor and, except as set forth herein, shall not be subject to or affected by any promise or condition affecting or limiting the Guarantor's liability, and no statement, representation, agreement or promise on the part of the Administrative Agent, the Lenders, the Issuing Bank, the Borrower, or any of them, or any officer, employee or agent thereof, unless contained herein forms any part of this Guaranty or has induced the making hereof or shall be deemed in any way to affect the Guarantor's liability hereunder.

              3. No alteration or waiver of this Guaranty or of any of its terms, provisions or conditions shall be binding upon the parties against whom enforcement is sought unless made in writing and signed by an authorized officer of such party.

              4. The Administrative Agent, the Lenders and the Issuing Bank, or any of them, may from time to time, without exonerating or releasing the Guarantor in any way under this Guaranty, (a) take such further or other security or securities for the Obligations or any part thereof as the Administrative Agent, the Lenders and the Issuing Bank, or any of them, may deem proper, or (b) release, discharge, abandon or otherwise deal with or fail to deal with any guarantor of the Obligations or any security or securities therefor or any part thereof now or hereafter held by the Administrative Agent, the Lenders and the Issuing Bank, or any of them, or (c) amend, modify, extend, accelerate or waive in any manner any of the provisions, terms, or conditions of the Guaranteed Agreements, all as the Administrative Agent, the Lenders and the Issuing Bank, or any of them, may consider expedient or appropriate in their sole discretion. Without limiting the generality of the foregoing, or of
Section 5 hereof, it is understood that the Administrative Agent, the Lenders and the Issuing Bank, or any of them, may, without exonerating or releasing the Guarantor, give up, or modify or abstain from perfecting or taking advantage of any security for the Obligations and accept or make any compositions or arrangements, and realize upon any security for the Obligations when, and in such manner, as the Administrative Agent, the Lenders and the Issuing Bank, or any of them, may deem expedient, all without notice to the Guarantor.

              5. The Guarantor acknowledges and agrees that no change in the nature or terms of the Obligations or any of the Guaranteed Agreements, or other agreements, instruments or contracts evidencing, related to or attendant with the Obligations (including any novation), shall discharge all or any part of the liabilities and obligations of the Guarantor pursuant to this Guaranty; it being the purpose and intent of the Guarantor, the Administrative Agent, the Lenders and the Issuing Bank that the covenants, agreements and all liabilities and obligations of the Guarantor hereunder are absolute and unconditional. Without limiting the generality of the foregoing, the Guarantor agrees that until each and every one of the covenants and agreements of this Guaranty is fully performed, the Guarantor's undertakings hereunder shall not be released, in whole or in part, by any action or thing which might, but for this paragraph of this Guaranty, be deemed a legal or equitable discharge of a surety or guarantor, or by reason of any omission of the Administrative Agent, the Lenders and the Issuing Bank, or any of them, or their failure to proceed promptly or otherwise, or by reason of any action taken or omitted by the Administrative Agent, the Lenders and the Issuing Bank, or any of them, whether or not such action or failure to act varies or increases the risk of, or affects the rights or remedies of, the Guarantor or by reason of any further dealings between the Borrower, the Administrative Agent, the Lenders and the Issuing Bank, or any of them, or any other guarantor or surety, and the Guarantor hereby expressly waives and surrenders any right of counterclaim or offset of any nature or description which it may have or which may exist based upon any of the foregoing acts, omissions, things or agreements.

              6. The Administrative Agent, the Lenders and the Issuing Bank, or any of them, may, without demand or notice of any kind upon or to Guarantor, at any time or from time to time when any amount shall be due and payable hereunder by the Guarantor, if the Borrower shall not have timely paid its Obligations, set off and appropriate any property, balances, credit accounts or moneys of the Guarantor in the possession of the Administrative Agent, the Lenders, the Issuing Bank, or any of them, or under any of their control for any purpose, which property, balances, credit accounts or moneys shall thereupon be turned over and remitted to the Administrative Agent, to be held and applied to the Obligations by the Administrative Agent in accordance with the Loan Agreement.

              7. Upon the bankruptcy or winding up or other distribution of assets of the Borrower or of any surety or guarantor, for any Obligations of the Borrower to the Administrative Agent, the Lenders, the Issuing Bank, or any of them, the rights of the Administrative Agent, the Lenders and the Issuing Bank against the Guarantor shall not be affected or impaired by the omission of the Administrative Agent, the Lenders, the Issuing Bank, or any of them, to prove its or their claim, as appropriate, or to prove its or their full claim, as appropriate, and the Administrative Agent, the Lenders and the Issuing Bank may prove such claims as they see fit and may refrain from proving any claim and in their respective discretion they may value as they see fit or refrain from valuing any security held by the Administrative Agent, the Lenders and the Issuing Bank, or any of them, without in any way releasing, reducing or otherwise affecting the liability to the Administrative Agent, the Lenders and the Issuing Bank of the Guarantor.

              8. Any amount received by the Administrative Agent, the Lenders and the Issuing Bank, or any of them, from whatsoever source and applied toward the payment of the Obligations shall be applied in such order of application as the Administrative Agent shall determine in its sole discretion.

              9. The Guarantor hereby expressly waives (a) notice of acceptance of this Guaranty, (b) notice of the existence or creation of all or any of the Obligations, (c) presentment, demand, notice of dishonor, protest and all other notices whatsoever, (d) all diligence in collection or protection of or realization upon the Obligations or any part thereof, any obligation hereunder, or any security for any of the foregoing, (e) all rights of subrogation against the Borrower, (f) all rights to enforce any remedy the Administrative Agent, the Lenders and the Issuing Bank, or any of them, may have against the Borrower, and (g) any benefit of, or right to participate in, any collateral or security now or hereinafter held by the Administrative Agent, the Lenders and the Issuing Bank, or any of them, in respect of the Obligations, even upon payment in full of the Obligations, except to the extent such waiver would be expressly prohibited by Applicable Law. If any payment made by the Borrower on the Obligations shall be deemed to be a preference under the United States Bankruptcy Code, as amended, or any other similar state insolvency statute, and as a result thereof any such payment or portion thereof is required to be disgorged by the Administrative Agent, the Lenders and the Issuing Bank, or any of them, the Guarantor shall pay on behalf of such party the amount so required to be disgorged.

              10. The Administrative Agent, the Lenders and the Issuing Bank may each, to the extent permitted under the Loan Agreement or the Reimbursement Agreement, as applicable, and without notice of any kind, sell, assign or transfer all or any of the Obligations, and in such event each and every immediate and successive assignee, transferee, or holder of all or any of the Obligations, shall have the right to enforce this Guaranty, by suit or otherwise, for the benefit of such assignee, transferee or holder as fully as if such assignee, transferee or holder were herein by name specifically given such rights, powers and benefits.

              11. No delay by the Administrative Agent, the Lenders and the Issuing Bank, or any of them, in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Administrative Agent, the Lenders and the Issuing Bank, or any of them, of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. No action by the Administrative Agent, the Lenders and the Issuing Bank, or any of them, permitted hereunder shall in any way impair or affect this Guaranty. For the purpose of this Guaranty, the Obligations shall include, without limitation, all Obligations of the Borrower to the Administrative Agent, the Lenders and the Issuing Bank, notwithstanding any right or power of any third party, individually or in the name of the Borrower or any other Person, to assert any claim or defense as to the invalidity or unenforceability of any such Obligation, and no such claim or defense shall impair or affect the obligations of the Guarantor hereunder.

              12. This Guaranty shall be binding upon the Guarantor, its successors and assigns and inure to the benefit of the successors and assigns of the Administrative Agent, the Lenders and the Issuing Bank. The Guarantor shall not assign its rights or obligations under this Guaranty nor shall the Guarantor amend this Guaranty, except in accordance with the provisions of the Loan Agreement and the Reimbursement Agreement.

              13. This is a Guaranty of payment and not of collection. In the event the Administrative Agent makes a demand upon the Guarantor under this Guaranty pursuant to the terms of the Loan Agreement or the Reimbursement Agreement, as applicable, the Guarantor shall be held and bound to the Administrative Agent, the Lenders and the Issuing Bank directly as debtor in respect of the payment of the amounts hereby guaranteed. All costs and expenses, including reasonable attorneys' fees and expenses, incurred by the Administrative Agent, the Lenders and the Issuing Bank, or any of them, in obtaining performance of or collecting payments due under this Guaranty shall be deemed part of the Obligations guaranteed hereby. Any notice or demand which the Administrative Agent, the Lenders and the Issuing Bank may wish to give shall be served upon the Guarantor in the fashion prescribed for notices in Section 11.1 of the Loan Agreement to the Guarantor's last known place of address, and the notice so sent shall be deemed to be served as set forth in Section 11.1 of the Loan Agreement.

              14. The Guarantor expressly represents and acknowledges that any financial accommodations by the Administrative Agent, the Lenders and the Issuing Bank, or any of them, to the Borrower, including, without limitation, the extension of the Loans, and the execution and delivery of the Loan Agreement by the parties thereto, are and will be of direct interest, benefit and advantage to the Guarantor.

              15. (a) Prior to Default. At any time during which no Default or Event of Default shall be continuing under the Guaranteed Agreements, the Guarantor will permit a representative for the Administrative Agent, the Lenders, and the Issuing Bank, to visit and inspect any of the Properties of the Guarantor, to examine its books of account, records, reports and other papers, to make extracts therefrom, and to discuss its affairs, finances, and accounts with its officers and employees all at such reasonable times, but (unless such a Default or Event of Default shall occur) not more often than once during each calendar year, as may be reasonably requested.

                  (b) During Continuance of a Default. At any time during which a Default or Event of Default shall be continuing under the Guaranteed Agreements, the Guarantor will permit the representatives of the Administrative Agent, each Lender, and the Issuing Bank, to visit and inspect any of the Properties of the Guarantor, to examine its books of account, records, reports and other papers, to make copies and extracts therefrom (so long as, in the reasonable opinion of the Guarantor, the information to be copied does not constitute proprietary information of its business operations), and to discuss its affairs, finances and accounts with its officers, employees and independent public accountants (and by this provision the Guarantor authorizes such accountants to discuss the finances and affairs of the

Guarantor) all at such reasonable times and as often as may be reasonably requested.

              16. The Guarantor has provided Administrative Agent, the Lenders and the Issuing Bank with its audited financial statements for the fiscal year ended December 31, 1998, and with its unaudited financial statements for the three quarter fiscal period ended March 31, 1999, which financial statements are complete and correct in all material respects and present fairly, in accordance with GAAP, the consolidated financial position of the Guarantor as at the end of such periods and the consolidated results of operations for such periods, and for the elapsed portion of the year ended with the last day of such period, subject only to normal year-end adjustments. The Guarantor shall further provide to the Administrative Agent, the Lenders and the Issuing Bank,
(a) within sixty (60) days after the end of each fiscal quarter of the Guarantor, Form 10-Q of the Guarantor and its Subsidiaries on a consolidated basis as filed with the Securities and Exchange Commission for the fiscal quarter then ended, (b) within one hundred twenty (120) days after the end of each fiscal year of the Guarantor, Form 10-K of the Guarantor and its Subsidiaries on a consolidated basis as filed with the Securities and Exchange Commission for the fiscal year then ended, and (c) promptly upon the filing or delivery of such items, copies of all other material reports, proxies, notices to shareholders and other materials filed by the Guarantor with the Securities and Exchange Commission (excluding Registration Statements on Form S-8 and Annual Reports on Form 11-K) or required by any Federal or state securities laws, rules, or regulations, to be delivered by the Guarantor to the shareholders of the Guarantor. From and after the date of the most recent financial statements provided to the Administrative Agent, the Lenders and the Issuing Bank to the date hereof, there has occurred no event which could reasonably be expected to have a Materially Adverse Effect. For purposes of the foregoing sentence, "Materially Adverse Effect" shall mean any materially adverse effect upon the business, operations, assets, liabilities, financial condition, results of operations or business prospects of the Guarantor and its Subsidiaries, taken as a whole, or upon the ability of the Guarantor to honor its obligations under this Guaranty, resulting from any act, omission, situation, status, event or undertaking, either singly or taken together.

              17. The Guarantor agrees that it shall not, and shall not permit its Subsidiaries to, create, assume, or incur any Lien on the equity interests in the Borrower.

              18. Guarantor agrees that it shall maintain at all times a ratio of its Total Debt to its EBITDA of less than or equal to 3.5:1, calculated at each quarter end on a trailing four-quarter basis. Such calculations shall be provided by the Guarantor to the Administrative Agent not more than sixty (60) days after the end of each calendar quarter. For purposes of this Section 18, "Total Debt" shall mean all Indebtedness of the Guarantor and its Subsidiaries; and "EBITDA" shall mean "Consolidated EBITDA" as defined in, and calculated in the fashion set forth in, a certain Credit Agreement dated as of July 23, 1997, as amended prior to the date of this Guaranty, among the Guarantor, the Lender and the other banks listed therein, and Bankers Trust Company and the other agents listed therein.

              19. The Guarantor agrees to indemnify and hold harmless each Lender, the Administrative Agent, and the Issuing Bank, and each of their respective affiliates, employees, representatives, officers and directors (any of the foregoing shall be an "Indemnitee") from and against any and all claims, liabilities, losses, damages, actions, attorneys' fees and expenses (as such fees and expenses are incurred) and demand by any party, including the reasonable costs of investigating and defending such claims,(a) resulting from any breach or alleged breach by the Guarantor of any representation or warranty made hereunder, or (b) arising out of any claims against the Lender, the Administrative Agent, the Issuing Bank or any of them by any shareholder or other investor in or lender to the Guarantor, by any brokers or finders or investment advisors or investment bankers retained by the Guarantor or by any other third party, for any reason whatsoever, or (c) in connection with the execution, delivery and enforcement of this Guaranty and any other Loan Documents to which the Guarantor is a party, and any subsequent amendments thereto or waivers of any of the provisions thereof; unless the person seeking indemnification hereunder acted or failed to act with gross negligence or wilful misconduct or inconsistently with customary banking procedures. If any claim, demand, action or cause of action is asserted against any Indemnitee entitled to indemnification under the provisions of this Section 19, such Indemnitee shall use its best efforts under the circumstances to notify the Guarantor within thirty (30) days of its receipt of notice or knowledge of such claim, demand, action or cause of action, provided that the failure of any Indemnitee to give notice as provided herein shall not relieve the Guarantor of any obligations under this Section 19. The obligations of the Guarantor under this Section 19 are in addition to, and shall not otherwise limit, any liabilities which the Guarantor might otherwise have in connection with any warranties or similar obligations of the Guarantor in any other agreement or instrument or for any other reason; provided that the obligations of the Guarantor under this section shall be limited to fifty percent (50%) of the amount of liabilities accrued pursuant to the terms of this section.

              20. This Guaranty shall be construed in accordance with and governed by the internal laws of the State of New York applicable to contracts made and to be performed in the State of New York. If any action or proceeding shall be brought by the Administrative Agent in order to enforce any right or remedy under this Guaranty, the Guarantor hereby consents and will submit to the jurisdiction of any state or federal court of competent jurisdiction sitting within the area comprising the Southern District of New York on the date of this Guaranty. The Guarantor hereby agrees that service of the summons and complaint and all other process which may be served in any such suit, action or proceeding may be effected by mailing by registered mail a copy of such process to the principal place of business of the Guarantor and that personal service of process shall not be required. Nothing herein shall be construed to prohibit service of process by any other method permitted by law, or the bringing of any suit, action or proceeding in any other jurisdiction. The Guarantor agrees that final judgment in such suit, action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. THE GUARANTOR HEREBY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY COURT AND IN ANY ACTION OR PROCEEDING OF ANY TYPE IN WHICH THE GUARANTOR IS A PARTY, AS TO ALL MATTERS AND THINGS ARISING DIRECTLY OR INDIRECTLY OUT OF THE LOAN AGREEMENT, THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS.

              IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed as of the date first above written.


                                    CARAUSTAR INDUSTRIES, INC.


                                    By: /s/ H. Lee Thrash, III
                                       ----------------------------------------
                                    Its: VP and CFO
                                        ---------------------------------------

                          AMENDMENT TO PARENT GUARANTY

                  This Amendment (the "Amendment") dated as of September 29, 2000, to a certain Second Amended and Restated Parent Guaranty dated as of August 1, 1999 (the "Parent Guaranty") issued by Caraustar Industries, Inc., a North Carolina corporation (the "Guarantor"), in favor of Toronto Dominion (Texas), Inc., as administrative agent for the Lenders and the Issuing Bank (the "Administrative Agent"),

                                  WITNESSETH:

                  WHEREAS, an affiliate of the Administrative Agent has issued for the account of Standard Gypsum, L.L.C., a Texas limited liability company (the "Borrower") a letter of credit in the aggregate original face amount of $46,643,014 (the "First Letter of Credit"), pursuant to Reimbursement Agreement (the "First Reimbursement Agreement") dated as of May 1, 1999 between the Borrower and the issuer of the Letter of Credit (the "Issuing Bank"); and

                  WHEREAS, the Issuing Bank has also issued for the account of the Borrower an additional letter of Credit in the aggregate original face amount of $10,095,891 (the "Second Letter of Credit" and, collectively with First Letter of Credit, the "Letter of Credit"), pursuant to a Reimbursement Agreement (the "Second Reimbursement Agreement" and, collectively with the First Reimbursement Agreement, the ("Reimbursement Agreement") dated as of August 1, 1999 between the Borrower and Issuing Bank; and

                  WHEREAS, Toronto Dominion (Texas), Inc. acts as
Administrative Agent for itself and for the benefit of the Issuing Bank in connection with the transactions contemplated by the Reimbursement Agreement; and

                  WHEREAS, the Borrower is a fifty percent (50%) subsidiary of the Guarantor and the Guarantor, in connection with the transactions contemplated by the Reimbursement Agreement, has agreed to guarantee fifty percent (50%) of the obligations and covenants of the Borrower under the Reimbursement Agreement and the other Loan Documents (the Reimbursement Agreement and the other Loan Documents as previously executed and as amended, modified or extended from time to time, the "Guaranteed Agreements"); and

                  WHEREAS, the Guarantee executed and delivered by the Guarantor on August 1, 1999 required the Guarantor to maintain at all times a ratio of Total Debt to its EBITDA of less than or equal to 3.5:1, calculated at quarter end on a trailing four-quarter basis; and

                  WHEREAS, the Guarantor has requested that the Administrative Agent, the Lenders and the Issuing Bank agree to amend such provision, and the Administrative

Agent, for itself and on behalf of the Lenders and the Issuing Bank, has agreed to such amendment on the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties hereby agree that all capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Parent Guaranty and further agree as follows:

         1. Amendment of Section 18 of the Parent Guaranty. Section 18 of the Parent Guaranty is hereby amended (i) by deleting the first sentence of such Section, and by substituting the following therefor: "Guarantor agrees that it shall maintain at all times a ratio of its Total Debt to its EBITDA of less than or equal to 3.5:1, calculated at each quarter and on a trailing four-quarter basis; provided, however, that as of the quarters ended September 30, 2000 and December 31, 2000, the ratio of its Total Debt to its EBITDA shall not exceed 4.0:1." and (ii) by deleting the words " this Guaranty" in the last sentence of such Section and by substituting therefor the words "the Amendment."

         2. Representations and Warranties. The Guarantor hereby represents and warrants in favor of the Administrative Agent on behalf of the Lenders and Issuing Bank that:

                           (i) each representation and warranty set forth in
                  the Parent Guaranty is hereby restated and affirmed as true and correct on the date hereof;

                           (ii) the Guarantor has the corporate power and
                  authority (a) to enter into this Amendment, and (b) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it;

                           (iii) this Amendment has been duly authorized,
                  validly executed and delivered by the Guarantor and the Parent Guaranty, as amended by this Amendment, constitutes the legal, valid and binding obligation of the Guarantor, enforceable against it and in accordance with its terms; and

                           (iv) the execution and delivery of this Amendment
                  and performance by the Guarantor of its obligations under the Parent Guaranty, as amended hereby, do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Guarantor which has not already been obtained and will not be in contravention of or in conflict with the Certificate of Incorporation or By-laws of the Guarantor or the provisions of any Applicable Law or any material indenture, agreement or other instrument to which the Guarantor is party or by which its assets or properties are bound or affected.

         3. Conditions Precedent to Effectiveness. This Amendment shall be effective as of the date first written above (the "Effective Date") upon the occurrence of each of the following terms and conditions:

                  (a) The Administrative Agent shall have received duly executed counterparts of this Amendment signed by the Guarantor; and

                  (b) The truth and accuracy of the representations and warranties contained in Section 2 hereof; and

                  (c) The receipt by the Administrative Agent of any other documents which it may reasonably request, certified by an appropriate governmental official or officer of the Guarantor if so requested; and

                  (d) The Guarantor shall have paid to the Administrative Agent an amendment fee in the amount of 10 basis points on the amount guaranteed by the Guarantor under the Parent Guaranty.

         4. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement. In proving this Amendment in any judicial proceeding, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission shall be deemed an original signature hereto.

         5. Governing Law. This Amendment shall be deemed to be made pursuant to the internal laws of the State of New York with respect to agreements made and to be performed wholly in the State of New York, and shall be construed, interpreted, performed and enforced in accordance therewith.

         6. Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes.


               [The remainder of the page is intentionally blank]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment or caused it to be executed under seal by their duly authorized officers, effective as of the day and year first written above.


GUARANTOR:                          CARAUSTAR INDUSTRIES, INC.


                                    By: /s/ H. Lee Thrash, III
                                       ----------------------------------------
                                       Its: VP & CFO
                                           ------------------------------------


ADMINISTRATIVE
AGENT:                              TORONTO DOMINION (TEXAS), INC.


                                    By: [authorized signature]
                                       ----------------------------------------

                                       Its:
                                           ------------------------------------

                 SECOND AMENDMENT TO PARENT GUARANTY AND WAIVER

                  This Amendment and Waiver (the "Amendment") dated as of March 13, 2001, to a certain Second Amended and Restated Parent Guaranty dated as of August 1, 1999, as amended by a certain Amendment to Parent Guaranty dated as of September 29, 2000 (collectively, the "Parent Guaranty") issued by Caraustar Industries, Inc., a North Carolina corporation (the "Guarantor"), in favor of Toronto Dominion (Texas), Inc., as administrative agent for the Lenders and the Issuing Bank (the "Administrative Agent"),

                                  WITNESSETH:

                  WHEREAS, an affiliate of the Administrative Agent has issued for the account of Standard Gypsum, L.P., a Delaware limited partnership and the successor by conversion to Standard Gypsum, L.L.C., a Texas limited liability company (the "Borrower"), a letter of credit in the aggregate original face amount of $46,643,014 (the "First Letter of Credit"), pursuant to a Reimbursement Agreement (the "First Reimbursement Agreement") dated as of May 1, 1999 between the Borrower and the issuer of the Letter of Credit (the "Issuing Bank"); and

                  WHEREAS, the Issuing Bank has also issued for the account of the Borrower an additional letter of Credit in the aggregate original face amount of $10,095,891 (the "Second Letter of Credit" and, collectively with the First Letter of Credit, the "Letter of Credit"), pursuant to a Reimbursement Agreement (the "Second Reimbursement Agreement" and, collectively with the First Reimbursement Agreement, the "Reimbursement Agreement") dated as of August 1, 1999 between the Borrower and Issuing Bank; and

                  WHEREAS, Toronto Dominion (Texas), Inc. acts as
Administrative Agent for itself and for the benefit of the Issuing Bank in connection with the transactions contemplated by the Reimbursement Agreement; and

                  WHEREAS, the Borrower is a fifty percent (50%) subsidiary of the Guarantor and the Guarantor, in connection with the transactions contemplated by the Reimbursement Agreement, has agreed to guarantee fifty percent (50%) of the obligations and covenants of the Borrower under the Reimbursement Agreement and the other Loan Documents (the Reimbursement Agreement and the other Loan Documents as previously executed and as amended, modified or extended from time to time, the "Guaranteed Agreements"); and

                  WHEREAS, the Guarantee executed and delivered by the Guarantor on August 1, 1999 required the Guarantor to maintain at all times a ratio of Total Debt to its EBITDA of less than or equal to 4.0:1, calculated at quarter end on a trailing four-quarter basis; and

                  WHEREAS, the Guarantor has requested that the Administrative Agent, the Lenders and the Issuing Bank agree to amend such provision, and the Administrative Agent, for itself and on behalf of the Lenders and the Issuing Bank, has agreed to such amendment on the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties hereby agree that all capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Parent Guaranty and further agree as follows:

         1. Amendment and Restatement of Section 18 of the Parent Guaranty.
Section 18 of the Parent Guaranty is hereby amended and restated it its entirety, by deleting the existing Section 18 and by substituting the following therefor:

                  "Section 18. (a) Guarantor agrees that it shall maintain at all times during the effectiveness of this Guaranty its compliance with the following financial covenants:

                           (i) Guarantor shall maintain at all times a minimum
                  Tangible Net Worth of at least $109,735,000, such number to be adjusted upwards by fifty percent (50%) of net income (with no deduction for net losses), and by one hundred percent (100%) of the proceeds of any issuance of equity. For purposes of the foregoing financial covenant, "Tangible Net Worth" shall mean the shareholders equity of Guarantor and its subsidiaries, determined on a consolidated basis, less the book value of all intangible assets.

                           "(ii) Guarantor shall maintain, measured at the end
                  of each fiscal quarter, a Leverage Ratio not to exceed the following ratios for the indicated fiscal quarter ends:

                                 Quarter Ended                            Maximum Leverage Ratio
                                 -------------                            ----------------------
                  March 31, 2001 through                                           72.5%
                  September 30, 2001
                  December 31, 2001 through                                        70.0%
                  June 30, 2002
                  September 30, 2002 through                                       68.0%
                  December 31, 2002
                  March 31, 2003 and thereafter                                    66.0%

         For purposes of determining compliance with this financial covenant, "Maximum Leverage Ratio" shall mean the ratio of all Guarantor's indebtedness for money borrowed to its total debt and equity capitalization, all calculated for the Guarantor and its subsidiaries on a consolidated basis.

                           "(iii) Guarantor shall maintain compliance with the
                  interest coverage ratios prescribed below, measured as of the end of each fiscal quarter, based on the results of the previous four fiscal quarters:

                                                                               Minimum Interest Coverage
                          Quarters Ended                                                Ratio
                          --------------                                       --------------------------
                  March 31, 2001 through                                                 2.50:1
                  September 30, 2001
                  December 31, 2001 through                                              2.75:1
                  June 30, 2002
                  September 30, 2002 and thereafter                                      3.00:1

         For purposes for the foregoing financial covenant, "Interest Coverage Ratio" shall mean the ratio of the Guarantor's EBITDA (inclusive of EBITDA attributable to operations of the Borrower and the Premier Boxboard joint venture) to its cash interest expense, all calculated for the Guarantor and its subsidiaries on a consolidated basis.

                           "(iv) For purposes of determining compliance with
                  the foregoing financial covenants, accounting terms used without definition will have their meanings under generally accepted accounting principles, as in effect in the United States from time to time.

                           "(v) The foregoing financial covenants (i) through
                  (iii) are intended by the parties to reflect the financial covenants in a new senior credit facility for Guarantor, a Term Sheet and Commitment Letter for which have been issued by Bank of America, N.A. (the "New Facility"). In the event that the New Facility's financial covenants differ in any respect from those set forth herein, then the covenants set forth herein shall be amended on the effective date of the New Facility, mutatis mutandis, to reflect such covenants."

                  "(b) Guarantor agrees that it shall pay a fee in favor of the Administrative Agent for the benefit of the Issuing Bank, commencing on the effective date of the Second Amendment to this Guaranty, payable at the times and in the manner provided for the payment of Letter of Credit fees pursuant to Section 2.3 of the Reimbursement Agreement and
         Section 2.4 of the Loan Agreement, on fifty percent (50%) of the remaining face amount of the Letter of Credit, at a rate equal to the higher of the following rates per annum:

                           (i) One and one-half percent (1-1/2%) per annum,
                  less the rate set forth for the Letter of Credit fees in the Reimbursement Agreement; or

                           (ii) The interest rate per annum equal to the
                  "Eurodollar Margin" payable on advances under the Guarantor's existing senior credit facility (bearing interest at a rate tied to the Eurodollar rate), as it may be refinanced by the New Facility, less the rate set forth for the Letter of Credit fees in the Reimbursement Agreement."

         2. Representations and Warranties. The Guarantor hereby represents and warrants in favor of the Administrative Agent on behalf of the Lenders and Issuing Bank that:

                           (i) each representation and warranty set forth in
                  the Parent Guaranty is hereby restated and affirmed as true and correct on the date hereof;

                           (ii) the Guarantor has the corporate power and
                  authority (a) to enter into this Amendment, and (b) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it;

                           (iii) this Amendment has been duly authorized,
                  validly executed and delivered by the Guarantor and the Parent Guaranty, as amended by this Amendment, constitutes the legal, valid and binding obligation of the Guarantor, enforceable against it and in accordance with its terms; and

                           (iv) the execution and delivery of this Amendment
                  and performance by the Guarantor of its obligations under the Parent Guaranty, as amended hereby, do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Guarantor which has not already been obtained and will not be in contravention of or in conflict with the Certificate of Incorporation or By-laws of the Guarantor or the provisions of any Applicable Law or any material indenture, agreement or other instrument to which the Guarantor is party or by which its assets or properties are bound or affected.

         3. Conditions Precedent to Effectiveness. This Amendment shall be effective as of the date first written above (the "Effective Date") upon the occurrence of each of the following terms and conditions:

                  (a) The Administrative Agent shall have received duly executed counterparts of this Amendment signed by the Guarantor;

                  (b) The truth and accuracy of the representations and warranties contained in Section 2 hereof;

                  (c) The receipt by the Administrative Agent of any other documents which it may reasonably request, certified by an appropriate governmental official or officer of the Guarantor if so requested; and

                  (d) The Guarantor shall have paid to the Administrative Agent an amendment fee in the amount of 10 basis points on the amount guaranteed by the Guarantor under the Parent Guaranty.

         4. Waiver; No Other Amendments or Waivers. (a) The Administrative Agent, on behalf of the Lenders and the Issuing Bank, hereby waives any Default or Event of Default now existing or hereafter arising as a result of (i) the Guarantor's failure to comply with Section 18 of the Parent Guaranty (as in effect immediately prior to giving effect to this Amendment) relating to the ratio of Total Debt to EBITDA, each as defined in the Parent Guaranty immediately prior to giving effect to this Amendment (the "Leverage Ratio Requirement"), and (ii) any default or event of default under other Indebtedness (including Guaranties) of the Guarantor, which default or event of default arises as a result of the Guarantor's failure to comply with the Leverage Ratio Requirement in the Parent Guaranty or to comply under the terms of such other Indebtedness with the same requirements contained in the Leverage Ratio Requirement.

                  (b) Except for the amendment expressly set forth and referred to in Section 1 above and for the waiver granted in Section 4(a) above, the Guaranty shall remain unchanged and in full force and effect and is hereby in all respects ratified and affirmed.

         5. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement. In proving this Amendment in any judicial proceeding, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission shall be deemed an original signature hereto.

         6. Governing Law. This Amendment shall be deemed to be made pursuant to the internal laws of the State of New York with respect to agreements made and to be performed wholly in the State of New York, and shall be construed, interpreted, performed and enforced in accordance therewith.

         7. Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes.


            [The remainder of the page is intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment or caused it to be executed under seal by their duly authorized officers, effective as of the day and year first written above.


GUARANTOR:                          CARAUSTAR INDUSTRIES, INC.


                                    By: /s/ H. Lee Thrash, III
                                       ----------------------------------------
                                       Its: Vice President
                                            Planning & Development and
                                            Chief Finaancial Officer
                                           ------------------------------------


ADMINISTRATIVE
AGENT:                              TORONTO DOMINION (TEXAS), INC.


                                    By: /s/ Carol Brandt
                                       ----------------------------------------

                                       Its: Vice President
                                           ------------------------------------

                       THIRD AMENDMENT TO PARENT GUARANTY

                  This Amendment and Waiver (the "Amendment") dated as of April 12th, 2001, to a certain Second Amended and Restated Parent Guaranty dated as of August 1, 1999, as amended by a certain Amendment to Parent Guaranty dated as of September 29, 2000, and as amended by a certain Second Amendment to Parent Guaranty and Waiver (collectively, the "Parent Guaranty") issued by Caraustar Industries, Inc., a North Carolina corporation (the "Guarantor"), in favor of Toronto Dominion (Texas), Inc., as administrative agent for the Lenders and the Issuing Bank (the "Administrative Agent"),

                                  WITNESSETH:

                  WHEREAS, an affiliate of the Administrative Agent has issued for the account of Standard Gypsum, L.P., a Delaware limited partnership and the successor by conversion to Standard Gypsum, L.L.C., a Texas limited liability company (the "Borrower"), a letter of credit in the aggregate original face amount of $46,643,014 (the "First Letter of Credit"), pursuant to a Reimbursement Agreement (the "First Reimbursement Agreement") dated as of May 1, 1999 between the Borrower and the issuer of the Letter of Credit (the "Issuing Bank"); and

                  WHEREAS, the Issuing Bank has also issued for the account of the Borrower an additional letter of Credit in the aggregate original face amount of $10,095,891 (the "Second Letter of Credit" and, collectively with the First Letter of Credit, the "Letter of Credit"), pursuant to a Reimbursement Agreement (the "Second Reimbursement Agreement" and, collectively with the First Reimbursement Agreement, the "Reimbursement Agreement") dated as of August 1, 1999 between the Borrower and Issuing Bank; and

                  WHEREAS, Toronto Dominion (Texas), Inc. acts as
Administrative Agent for itself and for the benefit of the Issuing Bank in connection with the transactions contemplated by the Reimbursement Agreement; and

                  WHEREAS, the Borrower is a fifty percent (50%) subsidiary of the Guarantor and the Guarantor, in connection with the transactions contemplated by the Reimbursement Agreement, has agreed to guarantee fifty percent (50%) of the obligations and covenants of the Borrower under the Reimbursement Agreement and the other Loan Documents (the Reimbursement Agreement and the other Loan Documents as previously executed and as amended, modified or extended from time to time, the "Guaranteed Agreements"); and

                  WHEREAS, the Guarantor has requested that the Administrative Agent, the Lenders and the Issuing Bank agree to amend certain provisions of the Parent Guaranty, and the Administrative Agent, for itself and on behalf of the Lenders and the Issuing Bank, has agreed to such amendments on the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties hereby agree that all capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Parent Guaranty and further agree as follows:

         1. Amendment and Restatement of Section 18 of the Parent Guaranty.
Section 18 of the Parent Guaranty is hereby amended and restated it its entirety, by deleting the existing Section 18 and by substituting the following therefor:

                  "Section 18. (a) Guarantor agrees that it shall maintain at all times during the effectiveness of this Guaranty its compliance with the following financial covenants:

                           (i) Guarantor shall maintain at all times a minimum
                  Tangible Net Worth of at least $108,900,000, such number to be adjusted upwards by fifty percent (50%) of net income (with no deduction for net losses), and by one hundred percent (100%) of the proceeds of any issuance of equity. For purposes of the foregoing financial covenant, "Tangible Net Worth" shall mean the shareholders equity of Guarantor and its subsidiaries, determined on a consolidated basis, less the book value of all intangible assets.

                           "(ii) Guarantor shall maintain, measured at the end
                  of each fiscal quarter, a Leverage Ratio not to exceed the following ratios for the indicated fiscal quarter ends:

                                 Quarter Ended                            Maximum Leverage Ratio
                                 -------------                            ----------------------
                  March 31, 2001 through                                           72.5%
                  December 31, 2001
                  March 31, 2002 through                                           70.0%
                  September 30, 2002
                  December 31, 2002 through                                        67.5%
                  June 30, 2003
                  September 30, 2003 and thereafter                                65.0%


                  For purposes of determining compliance with this financial covenant, "Maximum Leverage Ratio" shall mean the ratio of all Guarantor's indebtedness for money borrowed to its total debt and equity capitalization, all calculated for the Guarantor and its subsidiaries on a consolidated basis.

                           "(iii) Guarantor shall maintain compliance with the
                  interest coverage ratios prescribed below, measured as of the end of each fiscal quarter, based on the results of the previous four fiscal quarters:

                                                                               Minimum Interest Coverage
                                        Quarters Ended                                    Ratio
                                        --------------                         -------------------------
                  March 31, 2001 through                                                 2.50:1
                  December 31, 2001
                  March 31, 2002 through                                                 2.75:1
                  September 30, 2002
                  December 31, 2002 and thereafter                                       3.00:1

                  For purposes for the foregoing financial covenant, "Interest Coverage Ratio" shall mean the ratio of the Guarantor's EBITDA (inclusive of EBITDA attributable to operations of the Borrower and the Premier Boxboard joint venture) to its cash interest expense, all calculated for the Guarantor and its subsidiaries on a consolidated basis.

                           "(iv) Guarantor shall not permit its capital
                  expenditures in any fiscal year to exceed the amount set forth below with respect to such fiscal year:

                                 Fiscal Year                                              Amount
                                 -----------                                              ------
                  Fiscal Year ending December 31, 2001                                  $40,000,000
                  Fiscal Year ending December 31, 2002                                  $45,000,000
                  Fiscal Year ending December 31, 2003                                  $50,000,000
                  Fiscal Year ending December 31, 2004                                  $50,000,000


plus the unused amount available for Capital Expenditures under this Section 18(a)(iv) for the immediately preceding Fiscal Year (excluding any carry forward available from any prior fiscal year).

                           "(v) For purposes of determining compliance with the
                  foregoing financial covenants, accounting terms used without definition will have their meanings under generally accepted accounting principles, as in effect in the United States from time to time.

                  "(b) Guarantor agrees that it shall pay a fee in favor of the Administrative Agent for the benefit of the Issuing Bank, commencing on the effective date of the Third Amendment to this Guaranty, payable at the times and in the manner provided for the payment of Letter of Credit fees pursuant to Section 2.3 of the Reimbursement Agreement, on fifty percent (50%) of the remaining face amount of the Letter of Credit, at a rate equal to the higher of (i) the "Applicable Percentage" for "Offshore Rate Loans," as those terms are defined in a certain Credit Agreement dated as of March 29, 2001, among the Guarantor, certain of its subsidiaries, various lenders thereunder and Bank of America, N.A., as Administrative Agent, or (ii) the interest rate per annum equal to the per annum Letter of Credit fee that would be paid by Guarantor if its long-term senior unsecured debt alone were the basis for the application of the Pricing Grid contained in Section 2.3(a) of the Reimbursement Agreement, less, in either case, the rate set forth for the Letter of Credit fees in the Reimbursement Agreement. In the event, however, that the Guarantor receives a long-term senior unsecured debt rating from Standard & Poor's of BB+ or below and from Moody's of Ba1 or below, the additional fee payable hereunder shall be in the amount of 2.375% per annum less the rate set forth for the Letter of Credit fees in the Reimbursement Agreement."

         2. Representations and Warranties. The Guarantor hereby represents and warrants in favor of the Administrative Agent on behalf of the Lenders and Issuing Bank that:

                           (i) each representation and warranty set forth in
                  the Parent Guaranty is hereby restated and affirmed as true and correct on the date hereof;

                           (ii) the Guarantor has the corporate power and
                  authority (a) to enter into this Amendment, and (b) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it;

                           (iii) this Amendment has been duly authorized,
                  validly executed and delivered by the Guarantor and the Parent Guaranty, as amended by this Amendment, constitutes the legal, valid and binding obligation of the Guarantor, enforceable against it and in accordance with its terms; and

                           (iv) the execution and delivery of this Amendment
                  and performance by the Guarantor of its obligations under the Parent Guaranty, as amended hereby, do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Guarantor which has not already been obtained and will not be in contravention of or in conflict with the Certificate of Incorporation or By-laws of the Guarantor or the provisions of any Applicable Law or any material indenture, agreement or other instrument to which the Guarantor is party or by which its assets or properties are bound or affected.

         3. Conditions Precedent to Effectiveness. This Amendment shall be effective as of the date first written above (the "Effective Date") upon the occurrence of each of the following terms and conditions:

                  (a) The Administrative Agent shall have received duly executed counterparts of this Amendment signed by the Guarantor;

                  (b) The truth and accuracy of the representations and warranties contained in Section 2 hereof; and

                  (c) The receipt by the Administrative Agent of any other documents which it may reasonably request, certified by an appropriate governmental official or officer of the Guarantor if so requested.

         4. No Other Amendments or Waivers. Except for the amendments expressly set forth and referred to in Section 1, the Guaranty shall remain unchanged and in full force and effect and is hereby in all respects ratified and affirmed.

         5. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement. In proving this Amendment in any judicial proceeding, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission shall be deemed an original signature hereto.

         6. Governing Law. This Amendment shall be deemed to be made pursuant to the internal laws of the State of New York with respect to agreements made and to be performed wholly in the State of New York, and shall be construed, interpreted, performed and enforced in accordance therewith.

         7. Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes.


            [The remainder of the page is intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment or caused it to be executed under seal by their duly authorized officers, effective as of the day and year first written above.


GUARANTOR:                          CARAUSTAR INDUSTRIES, INC.


                                    By: /s/ William A. Nix, III
                                       ----------------------------------------
                                       Its: VP - Treasurer and Controller
                                           ------------------------------------


ADMINISTRATIVE
AGENT:                              TORONTO DOMINION (TEXAS), INC.


                                    By: /s/ Carol Brandt
                                       ----------------------------------------
                                       Its: Vice President
                                           ------------------------------------

                      FOURTH AMENDMENT TO PARENT GUARANTY

                  This Fourth Amendment to Parent Guaranty (the "Amendment") is entered into as of January 18, 2002 (but with an effective date of September 30, 2001 pursuant to Section 3, below), to a certain Second Amended and Restated Parent Guaranty dated as of August 1, 1999, as amended by a certain Amendment to Parent Guaranty dated as of September 29, 2000, and as amended by a certain Second Amendment to Parent Guaranty and Waiver dated as of March 13, 2001, as amended by a certain Third Amendment to Parent Guaranty dated as of April 12, 2001 (collectively, the "Parent Guaranty") issued by Caraustar Industries, Inc., a North Carolina corporation (the "Guarantor"), in favor of Toronto Dominion (Texas), Inc., as administrative agent for the Lenders and the Issuing Bank (the "Administrative Agent"),

                                  WITNESSETH:

                  WHEREAS, an affiliate of the Administrative Agent has issued for the account of Standard Gypsum, L.P., a Delaware limited partnership and the successor by conversion to Standard Gypsum, L.L.C., a Texas limited liability company (the "Borrower"), a letter of credit in the aggregate original face amount of $46,643,014 (the "First Letter of Credit"), pursuant to a Reimbursement Agreement (the "First Reimbursement Agreement") dated as of May 1, 1999 between the Borrower and the issuer of the Letter of Credit (the "Issuing Bank"); and

                  WHEREAS, the Issuing Bank has also issued for the account of the Borrower an additional letter of Credit in the aggregate original face amount of $10,095,891 (the "Second Letter of Credit" and, collectively with the First Letter of Credit, the "Letter of Credit"), pursuant to a Reimbursement Agreement (the "Second Reimbursement Agreement" and, collectively with the First Reimbursement Agreement, the "Reimbursement Agreement") dated as of August 1, 1999 between the Borrower and Issuing Bank; and

                  WHEREAS, Toronto Dominion (Texas), Inc. acts as
Administrative Agent for itself and for the benefit of the Issuing Bank in connection with the transactions contemplated by the Reimbursement Agreement; and

                  WHEREAS, the Borrower is a fifty percent (50%) subsidiary of the Guarantor and the Guarantor, in connection with the transactions contemplated by the Reimbursement Agreement, has agreed to guarantee fifty percent (50%) of the obligations and covenants of the Borrower under the Reimbursement Agreement and the other Loan Documents (the Reimbursement Agreement and the other Loan Documents as previously executed and as amended, modified or extended from time to time, the "Guaranteed Agreements"); and

                  WHEREAS, the Guarantor has requested that the Administrative Agent, the Lenders and the Issuing Bank agree to amend certain provisions of the

Parent Guaranty, and the Administrative Agent, for itself and on behalf of the Lenders and the Issuing Bank, has agreed to such amendments on the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties hereby agree that all capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Parent Guaranty and further agree as follows:

         1. Amendment and Restatement of Section 18 of the Parent Guaranty.
Section 18 of the Parent Guaranty is hereby amended and restated it its entirety, by deleting the existing Section 18(a)(iii) and by substituting the following therefor:

                           "(iii) Guarantor shall maintain compliance with the
                  interest coverage ratios prescribed below, measured as of the end of each fiscal quarter, based on the results of the previous four fiscal quarters:

                                                                               Minimum Interest Coverage
                                        Quarters Ended                                    Ratio
                                        --------------                         -------------------------
                  March 31, 2001 through                                                 2.50:1
                  September 30, 2001
                  December 31, 2001 through                                              2.25:1
                  March 31, 2002
                  June 30, 2002                                                          2.50:1
                  September 30, 2002                                                     2.75:1
                  December 31, 2002 and thereafter                                       3.00:1

                  For purposes for the foregoing financial covenant, "Interest Coverage Ratio" shall mean the ratio of the Guarantor's EBITDA (inclusive of EBITDA attributable to operations of the Borrower and the Premier Boxboard joint venture) to its "Interest Expense," as defined in the Guarantor's Credit Agreement as in effect on the date hereof. The Guarantor's "Credit Agreement" shall mean its Credit Agreement dated as of March 29, 2001, as amended on or prior to the date hereof, among the Guarantor, certain of its subsidiaries, the Lenders thereunder, and Bank of America, N.A., as Administrative Agent."

         2. Representations and Warranties. The Guarantor hereby represents and warrants in favor of the Administrative Agent on behalf of the Lenders and Issuing Bank that:

                           (i) each representation and warranty set forth in
                  the Parent Guaranty is hereby restated and affirmed as true and correct on the date hereof;

                           (ii) the Guarantor has the corporate power and
                  authority (a) to enter into this Amendment, and (b) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it;

                           (iii) this Amendment has been duly authorized,
                  validly executed and delivered by the Guarantor and the Parent Guaranty, as amended by this Amendment, constitutes the legal, valid and binding obligation of the Guarantor, enforceable against it and in accordance with its terms; and

                           (iv) the execution and delivery of this Amendment
                  and performance by the Guarantor of its obligations under the Parent Guaranty, as amended hereby, do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Guarantor which has not already been obtained and will not be in contravention of or in conflict with the Certificate of Incorporation or By-laws of the Guarantor or the provisions of any Applicable Law or any material indenture, agreement or other instrument to which the Guarantor is party or by which its assets or properties are bound or affected.

         3. Conditions Precedent to Effectiveness. This Amendment shall be effective as of September 30, 2001 (the "Effective Date"), provided that each of the following terms and conditions has been satisfied:

                  (a) The Administrative Agent shall have received duly executed counterparts of this Amendment signed by the Guarantor;

                  (b) The continued truth and accuracy of the representations and warranties contained in Section 2 hereof;

                  (c) The Administrative Agent shall have received a fee of 0.15% on the maximum principal amount guarantied under this Guaranty;

                  (d) The Guarantor's requisite senior lenders shall have agreed to provisions amending the Guarantor's Credit Agreement dated as of March 29, 2001 among the Guarantor, certain of its subsidiaries, the lenders thereunder, and Bank of America, N.A., as Administrative Agent, substantially identical to the change in this Amendment to
         Section 18(a)(iii) of the Guaranty (and other senior lenders to the Guarantor similarly situated shall also have agreed to a substantially identical amendment); and

                  (e) The Administrative Agent shall have received any other documents it may reasonably request, certified by an appropriate governmental official or officer of the Guarantor if so requested.

         4. No Other Amendments or Waivers. Except for the amendment expressly set forth and referred to in Section 1, the Guaranty shall remain unchanged and in full force and effect and is hereby in all respects ratified and affirmed.

         5. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement. In proving this Amendment in any judicial proceeding, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission shall be deemed an original signature hereto.

         6. Governing Law. This Amendment shall be deemed to be made pursuant to the internal laws of the State of New York with respect to agreements made and to be performed wholly in the State of New York, and shall be construed, interpreted, performed and enforced in accordance therewith.

         7. Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes.


            [The remainder of the page is intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment or caused it to be executed under seal by their duly authorized officers, effective as of the day and year first written above.


GUARANTOR:                          CARAUSTAR INDUSTRIES, INC.


                                    By: [authorized signature]
                                       ----------------------------------------
                                       Its:
                                           ------------------------------------


ADMINISTRATIVE
AGENT:                              TORONTO DOMINION (TEXAS), INC.


                                    By: [authorized signature]
                                       ----------------------------------------
                                       Its:
                                           ------------------------------------